The Torray Institutional Fund

LETTER TO SHAREHOLDERS

February 7, 2003

Dear Fellow Shareholders:

The Torray Institutional Fund depreciated 12.7% during 2002, bringing its loss since inception 18 months ago to 9.2%. Comparable results for the Standard and Poor’s 500 Index were -22.1% and -26.4%, respectively.

Despite this temporary setback we remain confident about the long-term prospects for our Institutional Fund. The companion Torray Fund has earned 13.8% compounded since it was formed 12 years ago, well ahead of the S&P 500’s 10.8% return. That three-percentage-point differential alone would double money in 24 years. Furthermore, over the last decade The Torray Fund on a pre-tax basis outperformed 95% of all domestic stock funds with 10-year track records, and 97% of them after taxes. The history of our affiliate Robert E. Torray & Co. Inc., which has managed large institutional portfolios for the last 30 years, is also encouraging. During that time, it earned 13.9% annually, turning $1 into $50. Over the same period, the S&P 500 Index returned 10.6%, resulting in $1 growing to $21.

But this is the past and we realize you want to know about the future. Not surprisingly, the question we hear most often these days is when will the market turn around? Our best guess — and we emphasize guess — is within a year or two, although it could happen sooner. We certainly hope so. When the speculative mania in stocks ended three years ago, we felt it could take up to five years to repair the damage. (Although this may seem like an eternity, it’s a blip on the radar screen in an investor’s lifetime.) Then, tragedy struck on 9/11, followed by corporate accounting scandals, huge bankruptcies, an escalation of Middle East violence and now the threat of war with Iraq. These events, coupled with the loss of some $7 trillion in stock market value, have taken an enormous toll on the public’s confidence. A whole generation and more is enduring the “perfect storm” of adversity, the kind that occurs only once or twice in a century. In spite of it all, we should not be discouraged. Our country has faced greater challenges, and the stock market has taken bigger beatings. In the end, the system has always worked, the clouds have parted and prosperity has returned. We remain eternally optimistic that history will repeat. In the meantime, investors in well-managed mutual funds must guard against two things: impatience and bad advice.

On that point, one of Wall Street’s most prominent firms has recently run full-page ads proclaiming that “It’s about being in the right place at the right time, even when the right place won’t

The Torray Institutional Fund

LETTER TO SHAREHOLDERS

February 7, 2003

sit still.” This message is a call to action, and it will cost those who listed to it a lot of money. The ad goes on to promote the company’s latest fund, “a bold combination of two sophisticated investment concepts — tactical asset allocation and sector rotation.” To be blunt, there is nothing bold or sophisticated about these nostrums. They’ve been around for decades, and in combination with other nonsensical buzzword-laden strategies, have slashed investors’ returns by sums far exceeding the losses taken on Enron, WorldCom and Tyco combined. On this we do not exaggerate. From 1984 through the end of 2001, the S&P 500 returned 14.5% while mutual funds averaged 11.5%. But, according to financial research by Dalbar, a recognized authority on market analytics, investors did even worse during this period, actually earning only 4.2% on their total assets (stocks, bonds, money market funds, etc.). Taxes, asset allocation decisions and frequent trading of stocks and funds were largely responsible for the disparity.

Morningstar data confirms that taxes take a heavy toll on investors’ returns. For example, over the last decade domestic stock mutual funds made 7.7% pre-tax, but only 5.3% after taxes. (By comparison, The Torray Fund returned 12.5% and 11.4%, respectively. The 6.1 percentage-point spread in after-tax earnings increased the money made by taxable accounts invested in our Fund by 81% relative to the results of the fund universe.) As far as asset allocation is concerned, the problem is simply that the public almost always has too little in stocks and mutual funds when they are low, and too much in the wrong ones when they’re high. The unfortunate reality is that investors tend to sell after stocks have fallen a lot and then chase popular trends and buy into fads near market peaks. This typically leads to an overconcentration of investment in highly speculative stocks and funds just as they’re about to collapse — the case in spades three years ago. A repetition or two of this cycle over a lifetime guarantees poor results. Finally, investors have squandered huge sums trading in and out of mutual funds, and from one fund to another. Evidencing shareholders’ increasing preoccupation with short-term performance, the average holding period for funds has fallen to about 2½ years. Worse yet, portfolio turnover has risen to a level where funds, as a group, hold onto stocks for an average of only 11 months. These statistics recently prompted an outcry from CNBC’s irrepressible Jim Cramer, of Kudlow and Cramer, to the effect that Americans don’t really own stocks at all, they just rent them. He has a point.

We will beat a dead horse. One of America’s foremost newspapers recently ran an article describing a pilot program offered by a major New York financial services company. Its objective

The Torray Institutional Fund

LETTER TO SHAREHOLDERS

February 7, 2003

is to fine-tune 401(k) portfolios. For an annual fee of up to 1.25% of an account’s value — a lot to pay for advice that’s sure to reduce returns — the portfolio will be “rebalanced” quarterly. In this context, “rebalanced” is a euphemism for selling stocks and funds that aren’t moving, and buying others that are. The article goes on to say that a survey last year showed that 80% of 401(k) plans didn’t make any changes in their investment allocations in 2001 (good for investors, but bad news for purveyors of financial products). A senior vice president for strategic planning termed the phenomenon a “behavioral issue,” adding “you have to overcome the inertia that has got the majority of participants not doing anything.” We presume “you” in this case refers to the sales force.

Finally, this from a mutual fund company website and TV ad: “Roll over your 401(k)? Of course. But it’s not like you’re gonna let it just sit there. No, you’re going to push it and prod it and make demands of it. Then you’re going to put it in the hands of money managers who won’t give it a moment’s rest.” Pushing, prodding, demanding and denying rest to pieces of paper — in this case stocks — will not improve the economy, corporate profits or the value of your portfolio. In short, all of this sounds very bad to us. Here are three of America’s financial giants — and there are many others doing the same thing — telling investors whose stock portfolios have probably lost 40% of their value in three years, they should trade more, or just do something, anything, when that’s exactly what got them into trouble in the first place.

This message, despite the damage it’s inflicted, continues to sell, which underscores the fact that a lot of people have been programmed to think the stock market is nothing more than a game of wits, a contest that can be won only with perfect timing, clever insights, computer models and hyperactive trading. Like the proverbial frog in a pot brought slowly to a boil, investors appear to have become increasingly comfortable with the uncritical acceptance of this false conception. We can think of no other activity where so many participants continually short-change themselves by ignoring incontrovertible evidence that what they’re doing doesn’t work. It is ironic, indeed, that the financial establishment, having played a pivotal role in once again undermining the public’s finances, now proposes to restore them with the same questionable tactics.

Our purpose in hammering away on these points is to help you avoid the sticks and brambles of a system you can’t beat. This is far more critical to your financial future than picking winners. Our philosophy is the opposite of what we have described. It rejects complex formulas and

The Torray Institutional Fund

LETTER TO SHAREHOLDERS

February 7, 2003

strategies, forecasting, and the delusion that investors can make money playing the market. Instead of trying to gauge near-term trends and pounce on stocks just before they take off, we invest in large growing businesses that have done well in the past and seem likely to do so in the future. This policy recognizes the fact that, over extended periods, earnings alone cause stocks to appreciate. We keep in mind as well that stocks cannot outperform the businesses that issue them, a point completely lost on investors a few years ago.

The advantages of our approach are many. For one thing, it eliminates the uncertainty and fear that typically attach to strategies relying on intuition, guesswork, arcane formulas and trading. People that invest on the basis of what they think will happen to particular stocks or the market, say, next week or by year-end, are bound to be wrong most of the time. We have watched this movie for 40 years and the ending is always the same. The market unexpectedly moves in the wrong direction, the investors’ portfolios sink, they sell, regroup, then guess again. By contrast, when our Fund’s price drops, we do not get nervous and start buying and selling stocks because we have confidence in the companies we own. Of course, some do not work out. But, that’s why diversification is so important. It is the group result that determines the outcome, and on that score, the record is reassuring.

We have tried in this letter to strike a balance between optimism and the reality of hard times, but as always happens with us, optimism has won out. We have also endeavored to offer advice and perspectives that are particularly pertinent to current circumstances. It is our hope they will guide you through these uncertain times. We think you are the best shareholders in the world, and your investment with us is deeply appreciated.

Sincerely,

Robert E. Torray	Douglas C. Eby

The Torray Institutional Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2002

Shares		Market Value
COMMON STOCK 91.13%

15.56% DIVERSIFIED FINANCIAL SERVICES
145,000	Franklin Resources, Inc.	$4,941,600
176,200	J.P. Morgan Chase & Co.	4,228,800
18,900	Markel Corporation*	3,883,950
61,500	American International Group, Inc.	3,557,775
90,100	American Express Company	3,185,035
46,200	Citigroup, Inc.	1,625,778

		21,422,938

11.35% PHARMACEUTICALS
87,700	Merck & Co., Inc.	4,964,697
167,700	Bristol-Myers Squibb Company	3,882,255
83,200	Pfizer, Inc.	2,543,424
52,600	Amgen, Inc.*	2,542,684
45,400	Wyeth	1,697,960

		15,631,020

10.44% MEDIA & ENTERTAINMENT
106,100	Tribune Company	4,823,306
121,600	Clear Channel Communications, Inc.*	4,534,464
36,300	Gannett Co., Inc.	2,606,340
148,000	The Walt Disney Company	2,413,880

		14,377,990

8.79% DIVERSIFIED MEDICAL PRODUCTS
122,900	Abbott Laboratories	4,916,000
70,600	Johnson & Johnson	3,791,926
79,900	Boston Scientific Corporation*	3,397,348

		12,105,274

7.72% DIVERSIFIED MANUFACTURING
99,400	United Technologies Corporation	6,156,836
154,600	Honeywell International, Inc.	3,710,400
32,800	Rockwell Collins, Inc.	762,928

		10,630,164

The Torray Institutional Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2002

Shares		Market Value

7.32% BANKING
117,000	Bank One Corporation	$ 4,276,350
54,800	Bank of America Corporation	3,812,436
69,300	Charter One Financial, Inc.	1,990,989

		10,079,775

6.52% COMMUNICATIONS SERVICES
554,000	Hughes Electronics Corporation*	5,927,800
137,200	EchoStar Communications Corporation*	3,054,072

		8,981,872

4.44% CONSUMER PRODUCTS
94,000	Kimberly-Clark Corporation	4,462,180
19,200	The Procter & Gamble Company	1,650,048

		6,112,228

4.08% INDUSTRIAL MACHINERY
86,600	Illinois Tool Works, Inc.	5,616,876

3.61% DATA PROCESSING & MANAGEMENT
126,800	Automatic Data Processing, Inc.	4,976,900

3.32% COMPUTER SYSTEMS & INTEGRATION
152,200	Hewlett-Packard Company	2,642,192
24,900	IBM Corporation	1,929,750

		4,571,942

2.13% ADVERTISING
207,900	The Interpublic Group of Companies, Inc.	2,927,232

1.68% REAL ESTATE
92,600	CarrAmerica Realty Corporation	2,319,630

1.62% ELECTRICAL EQUIPMENT
44,000	Emerson Electric Co.	2,237,400

The Torray Institutional Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2002

Shares		Market Value

1.17% SOFTWARE
148,800	Oracle Corporation*	$1,607,040

0.87% COMPUTERS & PERIPHERALS
121,600	EMC Corporation*	746,624
144,600	Sun Microsystems, Inc.*	449,706

		1,196,330

0.51% SEMICONDUCTOR EQUIPMENT & PRODUCTS
45,100	Intel Corporation	702,207

TOTAL COMMON STOCK 91.13%		$125,496,818
(cost $132,458,660)

SHORT-TERM INVESTMENTS 2.32%
(cost $3,201,218)	PNC Bank Money Market Account, 0.70%	3,201,218

TOTAL PORTFOLIO SECURITIES 93.45%		128,698,036
(cost $135,659,878)

OTHER ASSETS LESS LIABILITIES 6.55%		9,017,416

NET ASSETS 100.00%		$137,715,452

TOP 10 HOLDINGS

1. United Technologies Corporation	6. Franklin Resources, Inc.

2. Hughes Electronics Corporation*	7. Abbott Laboratories

3. Illinois Tool Works, Inc.	8. Tribune Company

4. Automatic Data Processing, Inc.	9. Clear Channel Communications, Inc.*

5. Merck & Co., Inc.	10. Kimberly-Clark Corporation

*non-income producing securities

See notes to the financial statements.

The Torray Institutional Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2002

ASSETS

Investments in securities at value (cost $135,659,878)	$128,698,036

Interest and dividends receivable	232,688

Subscriptions receivable	10,923,524

TOTAL ASSETS	139,854,248

LIABILITIES

Payable for investments purchased	1,952,620

Redemptions payable	91,479

Payable to advisor	94,697

TOTAL LIABILITIES	2,138,796

NET ASSETS	$137,715,452

Shares of beneficial interest ($1 stated value, 1,538,939 shares outstanding, unlimited shares authorized)	$1,538,939

Paid-in-capital in excess of par	143,316,028

Accumulated net realized losses	(177,673)

Net unrealized depreciation of investments	(6,961,842)

NET ASSETS	$137,715,452

Per Share	$89.49

See notes to the financial statements.

The Torray Institutional Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

INVESTMENT INCOME

Dividend income	$1,400,903

Interest income	16,407

Total income	1,417,310

EXPENSES

Management fees	708,021

Total expenses	708,021

NET INVESTMENT INCOME	709,289

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments	61,893

Net change in unrealized appreciation (depreciation) on investments	(9,777,300)

Net realized and unrealized gain (loss) on investments	(9,715,407)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(9,006,118)

See notes to the financial statements.

The Torray Institutional Fund

STATEMENT OF CHANGES IN NET ASSETS

For the periods indicated:

	Year ended December 31, 2002	Period ended* December 31, 2001
Increase (Decrease) in Net Assets from Operations:

Net investment income	$709,289	$95,124

Net realized gain (loss) on investments	61,893	(168,090)

Net change in unrealized appreciation (depreciation) on investments	(9,777,300)	2,815,458

Net increase (decrease) in net assets from operations	(9,006,118)	2,742,492

Distributions to Shareholders from:

Net investment income ($0.679 and $0.359 per share, respectively)	(709,190)	(95,124)

Net realized gains ($0 and $0.255 per share, respectively)	—	(71,575)

Total distributions	(709,190)	(166,699)

Shares of Beneficial Interest:

Increase from share transactions	96,746,538	48,108,429

Total increase	87,031,230	50,684,222

Net assets — beginning of period	50,684,222	—

Net assets — end of period	$137,715,452	$50,684,222

*The Torray Institutional Fund commenced operations on June 30, 2001.

See notes to the financial statements.

The Torray Institutional Fund

FINANCIAL HIGHLIGHTS

For a share outstanding:

PER SHARE DATA

	Year ended 12/31/2002	Period ended 12/31/2001[1]
Net Asset Value, Beginning of Period	$103.300	$100.000

Income from investment operations

Net investment income	0.679	0.359

Net gains (losses) on securities (both realized and unrealized)	(13.810)	3.555

Total from investment operations	(13.131)	3.914

Less: distributions

Dividends (from net investment income)	(0.679)	(0.359)

Distributions (from capital gains)	0.000	(0.255)

Total distributions	(0.679)	(0.614)

Net Asset Value, End of Period	$89.490	$103.300

Total Return[2]	(12.73%)	3.99%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$137,715	$50,684

Ratios of expenses to average net assets	0.85%	0.85%*

Ratios of net income to average net assets	0.85%	0.76%*

Portfolio turnover rate	6.87%	8.84%*

*Annualized

1The Torray Institutional Fund commenced operations on June 30, 2001.

2Past performance is not predictive of future performance.

See notes to the financial statements.

The Torray Institutional Fund

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2002

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Torray Institutional Fund (“Fund”) is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Fund was SEC organized on June 29, 2001 and commenced operations on June 30, 2001. The Fund’s primary investment objective is to provide long-term total return. The Fund seeks to meet its objective by investing its assets in a diversified portfolio of common stocks. In order to accomplish these goals, the Fund intends to hold stocks for the long term, as opposed to actively buying and selling. There can be no assurances that the Fund’s investment objectives will be achieved. The Fund was organized as a business trust under Massachusetts law. The Torray Corporation serves as administrator and investment advisor to the Fund.

The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation    Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price.

Securities Transactions and Investment Income    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the specific identification basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount on short-term investments, is recorded on the accrual basis.

Federal Income Taxes    The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is substantially the same as for financial reporting purposes.

Net Asset Value    The net asset value per share of the Fund is determined once on each day that the New York Stock Exchange is open, as of the close of the Exchange.

Use of Estimates    In preparing financial statements in accordance with U.S. generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Torray Institutional Fund

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2002

NOTE 2 — SHARES OF BENEFICIAL INTEREST TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year ended 12/31/2002		Period ended 12/31/2001
	Shares	Amount	Shares	Amount
Shares issued	1,201,693	$110,574,522	497,843	$48,841,730
Reinvestments of dividends and distributions	6,063	549,695	1,755	166,699
Shares redeemed	(159,463)	(14,377,679)	(8,952)	(900,000)

	1,048,293	$96,746,538	490,646	$48,108,429

Officers, Trustees and affiliated persons of The Torray Institutional Fund and their families directly or indirectly control 111,886 shares or 7.27% of the Fund.

NOTE 3 — PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2002, aggregated $90,881,268 and $5,612,912, respectively. Net unrealized depreciation of investments at December 31, 2002, includes aggregate unrealized gains of $6,066,502 and unrealized losses of $13,028,344.

NOTE 4 — MANAGEMENT CONTRACT

Pursuant to the Management Contract, The Torray Corporation provides investment advisory and portfolio management services to the Fund. The Fund pays The Torray Corporation a management fee, computed daily and payable monthly at the annual rate of 0.85% of the Fund’s average daily net assets. During the year ended December 31, 2002, The Torray Institutional Fund paid comprehensive management fees of $708,021 (0.85% of average net assets). The Fund pays the manager a single comprehensive management fee which covers all operating expenses of the Fund including the investment advisory and management services provided by the manager as well as all miscellaneous costs incurred in connection with the ongoing operation of the Fund including transfer agency, custody, professional, and registration fees.

Certain officers and Trustees of the Fund are also officers and/or shareholders of The Torray Corporation.

The Torray Institutional Fund

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2002

NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The tax character of dividends and distributions paid during 2002 and 2001 were as follows:

	2002	2001
Distributions paid from:
Ordinary income	$709,190	$166,699

	$709,190	$166,699

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized losses	$(177,673)
Unrealized depreciation	(6,961,842)

	$(7,139,515)

NOTE 6 — TAX MATTERS

The Fund has a capital loss carryover of $177,673 that may be used to offset future realized capital gains for Federal income tax purposes. The capital loss carryover expires in 2010.

The Torray Institutional Fund

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2002

NOTE 7 — FUND MANAGEMENT

Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information ( SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 443-3036.

Name, (DOB), Address* and Positions with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
DISINTERESTED TRUSTEES

Bruce C. Ellis 07/20/1944 Trustee	Indefinite Term Since Jun 1993	Private Investor Bethesda, Maryland	2

Robert P. Moltz 10/03/1947 Trustee	Indefinite Term Since Nov 1990	President, CEO Weaver Bros Insurance Assoc. Bethesda, Maryland	2	Consulting Director Riggs National Corporation

Roy A. Schotland 03/18/1933 Trustee	Indefinite Term Since Nov 1990	Professor of Law Georgetown University Law Center Washington, D.C.	2	Director of Custodial Trust Co. a Bear Stearns subsidiary

Wayne H. Shaner 08/23/1947 Trustee	Indefinite Term Since Jun 1993	Vice President, Investments Lockheed Martin Investment Management Company Bethesda, Maryland	2

Dr. Charlene R. Nunley 09/26/1950 Trustee	Indefinite Term Since May 2002	President Montgomery College Rockville, Maryland	2

Dr. Carl C. MacCartee, Jr. 01/09/1941 Trustee	Indefinite Term Since May 2002	Medical Doctor-MacCartee, Haas, Grossman, Connell & Shaffer M.D., P.A. Chevy Chase, Maryland	2

Dr. Patricia Kavanagh 11/01/1949 Trustee	Indefinite Term Since May 2002	Medical Doctor, Resident at Neurological Institute at Columbia Presbyterian New York, New York	2
INTERESTED TRUSTEES

William M Lane 05/21/1950 President, Secretary, Trustee	Indefinite Term Since Nov 1990	President, The Torray Fund Vice President, Robert E. Torray & Co. Inc. Vice President, The Torray Corporation Bethesda, Maryland	2

Douglas C. Eby 07/28/1959 Vice President, Treasurer, Trustee	Indefinite Term Since June 1993	President, Robert E. Torray & Co. Inc. Vice President and Treasurer, The Torray Corporation Bethesda, Maryland	2	Director, Markel Corporation Richmond, Virginia

Robert E. Torray 04/10/1937 Trustee	Indefinite Term Since May 2002	Chairman, Robert E. Torray & Co. Inc. President, The Torray Corporation Bethesda, Maryland	2	Director, CarrAmerica Realty Washington, D.C.
*	All addresses are c/o The Torray Fund, 7501 Wisconsin Avenue, Suite 1100, Bethesda, MD 20814-6523

The Torray Institutional Fund

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2002

NOTE 8 — SPECIAL MEETING OF THE SHAREHOLDERS

A special meeting of the shareholders of the Trust was held on May 22, 2002 (the “Meeting”) to approve the election of Trustees of the Trust. The number of shares outstanding as of the record date, March 4, 2002, the number of shares represented at the Meeting, and the details of the voting with respect to the election of each Trustee nominee are set forth below. Each Trustee nominee received the required number of affirmative votes necessary for election.

	Shares Outstanding	Shares Represented
The Torray Fund (consisting of its two series, The Torray Fund and The Torray Institutional Fund)	44,058,713	24,875,830

Proposal: Election of Trustees of the Trust

Trustee Nominee:	For		Withheld
Douglas C. Eby	24,320,927	97.77%	554,903	2.23%
Bruce C. Ellis	24,668,863	99.17%	206,967	0.83%
Patricia Kavanagh	24,646,230	99.08%	229,600	0.92%
William M Lane	24,320,385	97.77%	555,445	2.23%
Carl C. MacCartee, Jr.	24,625,071	98.99%	250,759	1.01%
Charlene R. Nunley	24,644,132	99.07%	231,698	0.93%
Robert P. Moltz	24,668,745	99.17%	207,085	0.83%
Roy A. Schotland	24,644,786	99.07%	231,044	0.93%
Wayne H. Shaner	24,673,188	99.19%	202,642	0.81%
Robert E. Torray	24,323,032	97.78%	552,798	2.22%

The Torray Institutional Fund

INDEPENDENT AUDITORS’ REPORT

As of December 31, 2002

To the Shareholders and Board of Trustees of

The Torray Institutional Fund

Bethesda, Maryland

We have audited the accompanying statement of assets and liabilities of The Torray Institutional Fund, including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and from commencement of operations June 30, 2001 to December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Torray Institutional Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and from commencement of operations to December 31, 2001, in conformity with U.S. generally accepted accounting principles.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

January 16, 2003

TRUSTEES

Douglas C. Eby

Bruce C. Ellis

Patricia Kavanagh

William M Lane

Carl C. MacCartee, Jr.

Robert P. Moltz

Charlene R. Nunley

Roy A. Schotland

Wayne H. Shaner

Robert E. Torray

INVESTMENT ADVISOR

The Torray Corporation

OFFICERS

Robert E. Torray, President

Douglas C. Eby, Vice President

William M Lane, Vice President

AUDITORS

Briggs, Bunting & Dougherty, LLP

Two Penn Center Plaza, Suite 820

Philadelphia, PA 19102-1732

TRANSFER AGENT

PFPC Inc.

400 Bellevue Parkway

Wilmington, DE 19809

LEGAL COUNSEL

Dechert

1775 Eye Street, N.W.

Washington, D.C. 20006

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The

TORRAY

INSTITUTIONAL

FUND

ANNUAL REPORT

December 31, 2002

The Torray Institutional Fund

Suite 1100

7501 Wisconsin Avenue

Bethesda, Maryland 20814-6523

(301) 493-4600

(800) 443-3036